Proposed Public Offering	Dec. 31, 2020
Proposed Public Offering [Abstract]
Proposed Public Offering
Note 3 — Proposed Public Offering
Pursuant to the Proposed Public Offering, the Company offered for sale 30,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock, and one-fourth
of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6).
The Company has granted the underwriters a
45-day
option from the date of the final prospectus relating to the Proposed Public Offering to purchase up to 4,500,000 additional Units to cover over-allotments, if any, at the Proposed Public Offering price, less underwriting discounts and commissions.